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                                                                       10-K 2000
                                                                   Exhibit 24(k)
                                Power of Attorney

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 2000, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.

      ---------------------------------     ----------------------------
      Don E. Ackerman                       William T. McCormick, Jr.
      Director                              Director

      ---------------------------------     ----------------------------
      D. Euan Baird                         Didier Primat
      Director                              Director
      Chairman, President
      and Chief Executive Officer

      ---------------------------------     ----------------------------
      John Deutch                           Nicolas Seydoux
      Director                              Director

      ---------------------------------     ----------------------------
      Victor E. Grijalva                    Linda G. Stuntz
      Director                              Director
      Vice Chairman
                                                        /s/
      ---------------------------------     ----------------------------
      Denys Henderson                       Sven Ullring
      Director                              Director

      ---------------------------------     ----------------------------
      Andre Levy-Lang                       Yoshihiko Wakumoto
      Director                              Director

Date: January 15, 2001
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